EXHIBIT 28
                                                                     ----------


                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit, and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  August 25, 2006

                                      PARDUS EUROPEAN SPECIAL OPPORTUNITIES
                                      MASTER FUND L.P.

                                        By: Pardus Capital Management L.P.,
                                            its Investment Manager

                                        By: Pardus Capital Management LLC,
                                            its general partner


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                      PARDUS CAPITAL MANAGEMENT L.P.

                                        By: Pardus Capital Management LLC,
                                            its general partner


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                      PARDUS CAPITAL MANAGEMENT LLC


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                        /s/ Karim Samii
                                        ---------------------------------------
                                        Karim Samii